UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 17, 2006

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UNITY WIRELESS CORPORATION

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(Exact Name of Registrant as Specified in Charter)

Delaware	0-30620	91-1940650
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7438 Fraser Park Drive, Burnaby, BC Canada  V5J 5B9

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(Address of Principal Executive Offices) (Zip Code)

(800) 337-6642

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Registrant's telephone number, including area code

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities

Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.01.  Completion of Acquisition or Disposition of Assets

Effective August 17, 2006, Unity Wireless Corporation (the “Company”) completed the purchase of Celletra, Ltd., an Israel corporation (“Celletra”), pursuant to the terms of a purchase agreement entered into by and among the parties effective July 17, 2006 (“Purchase Agreement”).  As a result of the purchase, Celletra has become a wholly owned subsidiary of the Company.

The purchase price consisted of 90,000 shares of Series B Convertible Non Redeemable Preferred Shares (“Series B Preferred Stock”) and Warrants to purchase 40,000,000 shares of Common Stock  (or 40,000 shares of Series B Convertible Shares should there not be sufficient authorized shares of Common Stock), at exercise prices ranging from US$0.20 to US$0.30 per share of Common Stock. Each share of the Series B Preferred Stock will be convertible into 1,000 shares of Common Stock upon the effectiveness of a certificate of amendment to the Certificate of Incorporation duly filed with the Secretary of State of Delaware that increases the authorized number of shares of Common Stock (“Amendment”). The Company agreed that the Amendment will be effected no later than November 15, 2006.   Excluding shares of common stock underlying warrants, shares issued pursuant to this transaction are subject to resale restrictions for a minimum 12-month period and will be released in 12 equal amounts monthly over the following 13 to 24-months.

The Celletra selling shareholders agreed to indemnify the Company against misrepresentations and breaches of warranty, but the Company can look only to 10% of the merger consideration to recover on these obligations.

The foregoing description is qualified in its entirety by reference to the Purchase Agreement and the related documents, copies of which are attached hereto in the list of exhibits below and are incorporated herein by reference.

Item 5.02.  Election of Directors

Upon the closing of the transaction, in accordance with the Purchase Agreement, three representatives of the sellers were appointed to the board of directors as follows: Mr. David Goldschmidt, Mr. Ran Shahor, and Mr. Gal-Or.  Additional details on each of the new directors are included in the press release attached, dated August 23, 2006.

Item 9.01.  Financial Statements and Exhibits

(a)  Financial Statements of the Business Acquired

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K.

(b)  Pro Forma Financial Information

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K.

Exhibit	Description
2.1

Purchase Agreement dated July 17, 2006 by and among Unity Wireless Corporation and Celletra, Ltd., incorporated by reference to the company's Form 8-K filed with the Securities and Exchange Commission on July 21, 2006.

2.2

Letter Agreement dated July 17, 2006 by certain shareholders of Celletra in favor of Unity Wireless Corporation, incorporated by reference to the company's Form 8-K filed with the Securities and Exchange Commission on July 21, 2006.

99.1	Press Release dated August 18, 2006 by Unity Wireless Corporation
99.2	Press Release dated August 23, 2006 by Unity Wireless Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITY WIRELESS CORPORATION

Registrant

Date:  August 23, 2006

By: /s/ Ilan Kenig

ILAN KENIG

Chief Executive Officer and Principal Executive Officer